Exhibit 10.3

PURCHASE AGREEMENT

BETWEEN

BEHRINGER HARVARD PARKWAY VISTA LP,

a Texas limited partnership

AS SELLER

AND

MOC 5710, LLC,

a Texas limited liability company

AS PURCHASER

covering and describing

PARKWAY VISTA OFFICE BUILDING

in

Collin County, Texas

PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of September ___, 2013 (the “Effective Date”) between BEHRINGER HARVARD PARKWAY VISTA LP, a Texas limited partnership (“Seller”), and MOC 5710, LLC, a Texas limited liability company (“Purchaser”).

ARTICLE I

PURCHASE AND SALE

1.1          Agreement of Purchase and Sale. In consideration of their covenants set forth in this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) and on the terms and conditions set forth herein, the following:

(a)          All of the land situated in the City of Plano, the County of Collin and the State of Texas, described on Exhibit A attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or appertaining thereto, and together with all right, title and interest of Seller in and to adjacent streets, alleys and rights-of-way (the “Real Estate”).

(b)          All structures, buildings, improvements and fixtures, including without limitation all equipment and appliances, used in connection with the operation or occupancy thereof, such as heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, trash disposal or other services owned by Seller and located on the Real Estate (“Improvements”).

(c)          All personal property owned by Seller located on or in the Real Estate or Improvements and used in connection with the operation and maintenance of the Real Estate or Improvements (“Personal Property”).

(d)          Seller’s interest in all leases and other agreements to occupy the Real Estate and/or the Improvements, or any portion thereof, as amended from time to time, in effect on the date of Closing, as hereinafter defined (all such leases and agreements being sometimes collectively referred to herein as “Leases”).

(e)          All intangible property owned by Seller and used in connection with the Real Estate, Improvements and Personal Property, including specifically, without limitation, all right, title and interest of Seller in and to the following: (i) all trademarks and trade names used in connection with any part of the Real Estate and Improvements (specifically excluding, however, the name “Behringer Harvard,” any derivative thereof or any name which includes the words “Behringer Harvard” or any derivative thereof), (ii) all plans and specifications, if any, in the possession of Seller which were prepared in connection with the construction of any of the Improvements, (iii) all licenses, permits and warranties now in effect with respect to the Real Estate, Improvements and Personal Property, and (iv) all assignable written contracts in effect at Closing (as hereinafter defined) in any way relating to the Property (as hereinafter defined), including without limitation all equipment leases and all rights of Seller thereunder relating to equipment or property located upon the Property, which will survive Closing and which Purchaser elects to assume pursuant to Section 5.4(c) herein (“Intangible Property”).

1.2          Property Defined. The Real Estate, Improvements, Personal Property, Leases and Intangible Property are sometimes collectively referred to herein as the “Property.”

PURCHASE AGREEMENT	Page 1

1.3           Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4           Purchase Price. The purchase price for the Property shall be Five Million Six Hundred Thousand Dollars ($5,600,000) (“Purchase Price”).

1.5           Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

1.6           Earnest Money. Within two (2) business days after the Effective Date, Purchaser shall deposit with Chicago Title Insurance Company (the “Title Company”), having its office at 2828 Routh St., Suite 800, Dallas, Texas 75201, Attention: Ellen Schwab (the “Escrow Agent”), the sum of One Hundred Thousand Dollars ($100,000) (the “Earnest Money”) in good funds, either by certified bank or cashier’s check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. If Purchaser does not exercise the right to terminate this Agreement in accordance with Section 2.3 or Section 3.3 hereof, upon the expiration of the Inspection Period (as such term is defined in Section 3.2 hereof) the Earnest Money shall be released to Seller and no interest shall accrue on the Earnest Money so released to Seller. The Earnest Money shall be applied to the Purchase Price at Closing unless otherwise set forth herein. After the expiration of the Inspection Period, the Earnest Money shall become non-refundable to Purchaser unless otherwise expressly set forth in this Agreement.

1.7           Independent Contract Consideration. Upon the Effective Date, Purchaser shall deliver to Seller a check in the amount of Fifty Dollars ($50) (the “Independent Contract Consideration”), which amount Seller and Purchaser hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, and is nonrefundable in all events.

ARTICLE II

TITLE AND SURVEY

2.1           Title Commitment. Within ten (10) days after the Effective Date, Seller shall cause the Chicago Title Insurance Company (the “Title Company”) to deliver to Purchaser, at Seller’s expense, (a) a title commitment (“Commitment”) for an owner’s policy of title insurance, on the standard form promulgated by the Texas State Board of Insurance, issued by the Title Company in the amount of the Purchase Price, and (b) legible copies of all instruments referenced in Schedule B and Schedule C of the Commitment.

2.2           Survey. Within three (3) days after the Effective Date, Seller shall cause to be delivered to Purchaser, at Seller’s expense, an existing survey (“Existing Survey”) of the Real Estate and Improvements, made by a land surveyor registered in the State of Texas. Purchaser may cause an update to the Existing Survey to be prepared at Purchaser’s sole expense (the “Updated Survey” and together with the Existing Survey, the “Survey”).

PURCHASE AGREEMENT	Page 2

2.3           Review of Commitment and Survey. Purchaser shall have five (5) days (the “Title Review Period”) after the receipt of the last of the Commitment, legible copies of all instruments referred to in Schedule B and Schedule C thereof, and the Existing Survey to notify Seller in writing of such objections as Purchaser may have to anything contained in the Commitment or the Survey; provided, however, that Purchaser shall not have the right to object to any Permitted Exceptions described in Section 2.5 below. If Purchaser fails to object in writing to any item contained in the Commitment or the Survey during the Title Review Period, Purchaser shall be deemed to have waived its right to object to such item, and such item shall thereafter be deemed a Permitted Exception. In the event that Purchaser objects to any item contained in the Commitment or the Survey within the Title Review Period (such items being herein referred to as “Title Defects”), Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such Title Defects (the “Cure Period”) that either (a) the Title Defects have been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the Title Defects removed.

2.4           Failure to Cure Title Defects. If upon the expiration of the Cure Period Seller has not notified Purchaser that Seller has arranged to have the Title Defects removed, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the Cure Period) either: (a) to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy hereunder; or (b) to take title as it then is. If Purchaser does not, within five (5) days after the expiration of the Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (a) of the preceding sentence, then: (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) all Title Defects not removed from the Commitment or the Survey will thenceforth be deemed Permitted Exceptions; and (z) this Agreement shall remain in full force and effect. Anything to the contrary in this Agreement notwithstanding, Seller shall have no affirmative obligation hereunder to expend any funds or incur any liabilities in order to cause any matters shown in the Commitment or the Survey to be removed, cured or insured over, except that Seller shall pay or discharge any lien or encumbrance arising after the date hereof and voluntarily created or assumed by Seller and not created by or resulting from the acts of Purchaser or other parties not related to Seller. If the Commitment (or any subsequent revision thereof) discloses exceptions other than the Permitted Exceptions, and other than those which Seller has agreed to insure against, pay or discharge, then unless Purchaser agrees to accept title as it then is without reduction of the Purchase Price, Seller may, at its option, terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy under this Agreement.

2.5           Other Permitted Exceptions. In addition to those matters shown in the Commitment and the Survey which become Permitted Exceptions pursuant to Section 2.4 above, the following shall also be deemed to be Permitted Exceptions: (a) the Leases; (b) taxes and standby fees for the year in which Closing occurs; (c) liens and encumbrances arising after the date hereof to which Purchaser consents in writing; and (d) any liens or encumbrances of a definite or ascertainable amount, provided that Seller causes such liens or encumbrances to be insured around such that same do not appear as an exception in the owner’s title insurance policy issued to Purchaser pursuant to the Commitment.

2.6           Owner Title Policy. Subject to the provisions of Section 2.4, on the Closing Date Seller shall cause the Title Company to issue an owner’s title insurance policy at Seller’s cost insuring fee simple title in Purchaser as of the Closing Date, in accordance with the Commitment, subject only to the Permitted Exceptions; provided, however, that Seller shall have no obligation to pay anything other than the basic premium for such title insurance policy. If Purchaser desires to obtain a modification of the “survey exception” or other modification or endorsement, same shall be at the sole expense of Purchaser.

PURCHASE AGREEMENT	Page 3

2.7           Expiration of Inspection Period. It is the intent of the parties that the right granted to Purchaser to terminate this Agreement shall expire upon the expiration of the Inspection Period, notwithstanding that the Title Review Period, the Cure Period or any election period may extend beyond the expiration of the Inspection Period. Accordingly, notwithstanding anything contained herein to the contrary, if Purchaser has not terminated this Agreement pursuant to Section 2.4(a) prior to the expiration of the Inspection Period, then Purchaser shall no longer have any right to terminate this Agreement under Section 2.4(a), and in such event Purchaser shall be bound to accept title to the Property under the conditions specified in Sections 2.4(x), 2.4(y) and 2.4(z) above.

2.8           New Title Defects. In the event that, after the expiration of the Inspection Period and prior to Closing, a revision of the Title Commitment or the Survey reveals an adverse matter objectionable to Purchaser that was not disclosed to Purchaser prior to the expiration of the Inspection Period and is not a Permitted Exception (a “New Title Defect”), Purchaser shall have five (5) days after such matter is disclosed to Purchaser to send written notice to Seller of such New Title Defect (it being agreed that if Purchaser fails to object to the New Title Defect within such five-day period, then such New Title Defect shall thereafter be deemed a Permitted Exception). Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such New Title Defect (the “New Title Defect Cure Period”) that either (a) the New Title Defect has been, or will be at or prior to Closing, removed from the Commitment or the Survey, as the case may be, or (b) Seller has failed to arrange to have the New Title Defect removed. If, upon the expiration of the New Title Defect Cure Period, Seller has not notified Purchaser that Seller has arranged to have the New Title Defect removed, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the New Title Defect Cure Period) either: (i) to terminate this Agreement as Purchaser’s sole remedy hereunder (in which event the Earnest Money shall be returned to Purchaser); or (ii) to take title as it then is. If Purchaser does not, within five (5) days after the expiration of the New Title Defect Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (i) of the preceding sentence, then (x) Purchaser shall be deemed to have elected to take title as it then is without any reduction in the Purchase Price; (y) the New Title Defect will thenceforth be deemed a Permitted Exception; and (z) this Agreement shall remain in full force and effect.

ARTICLE III

INSPECTION PERIOD

3.1           Property Documents. As soon after the Effective Date as reasonably practicable through the use of good faith efforts by Seller, Seller shall deliver through a secure website or make available to Purchaser at the Property, the documents described on Exhibit B attached hereto and made a part hereof for all purposes (the “Property Documents”). Purchaser shall, if requested by Seller, execute instruments acknowledging receipt of the Property Documents or any other document delivered or made available to Purchaser in connection with the transaction contemplated hereby. During the Inspection Period (as hereinafter defined), and thereafter, so long as this Agreement shall be in effect, Purchaser may inspect the Property Documents during normal business hours and may photocopy same at Purchaser’s expense. Notwithstanding the foregoing provisions, Seller shall not be obligated to deliver to Purchaser any report described in Exhibit B if the terms of such report restrict Seller from doing so. With respect to any environmental report or other report described in Exhibit B which Seller delivers to Purchaser, Purchaser understands and agrees that (a) such report shall be delivered to Purchaser for general information purposes only, (b) Purchaser shall not have any right to rely on any report received from Seller and will not rely thereon, but rather will rely on inspections and reports performed by or on behalf of Purchaser, and (c) Seller shall have absolutely no liability for any inaccuracy in or omission from any report which it delivers to Purchaser.

PURCHASE AGREEMENT	Page 4

3.2           Right of Inspection. During the period beginning on the Effective Date and ending at 5 p.m., Dallas, Texas time, on the fifteenth (15th) day thereafter (the “Inspection Period”), Purchaser and its representatives (including Purchaser’s architects, engineers and consultants) shall have the right to examine the Property Documents and to make a physical inspection of the Property (including the right to conduct such soil, engineering, environmental, hazardous or toxic material, noise pollution, seismic or other physical test, study or investigation as Purchaser may desire, provided, however, that Purchaser must obtain Seller’s consent, which may be withheld in Seller’s sole discretion, to any physically invasive testing or any testing involving sampling). In this regard, Purchaser and its authorized agents and representatives shall be entitled to enter upon the Property at all reasonable times during the Inspection Period, upon reasonable prior oral or written notice to Seller and while accompanied by a representative of Seller, subject to the rights of tenants of the Property. All activities by Purchaser or its representatives during the Inspection Period shall be coordinated through Seller’s designated representative, Jeff Carter, including, but not limited to, contact with tenants, and Seller shall have the right to have a representative present during any meetings with tenants. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or tenants of the Property. In no event shall Purchaser or its representatives perform any off-site testing. Purchaser will use its best efforts to minimize any disruption or interference caused by any such testing and will repair damage caused by such testing. Before and during Purchaser inspections, Purchaser and each Purchaser representative conducting any Purchaser inspection shall maintain workers’ compensation insurance in accordance with applicable law, and Purchaser, or the applicable Purchaser representative conducting any Purchaser inspection, shall maintain (a) commercial general liability insurance with limits of at least Two Million Dollars ($2,000,000) for bodily or personal injury or death, (b) property damage insurance in the amount of at least One Million Dollars ($1,000,000), and (c) contractual liability insurance. Purchaser shall deliver to Seller evidence of such workers’ compensation insurance and a certificate evidencing the commercial general liability, property damage and contractual liability insurance before conducting any Purchaser inspection on the Property. Each such insurance policy shall be written by a reputable insurance company having a rating of at least “A+:VII” by Best’s Rating Guide (or a comparable rating by a successor rating service), and shall otherwise be subject to Seller’s prior approval. Such insurance policies shall name as additional insureds Seller, Seller’s lender and such other parties holding insurable interests as Seller may designate. Purchaser shall indemnify, defend and hold Seller and the Property harmless of and from any and all losses, liabilities, costs, expenses (including, without limitation, reasonable attorneys’ fees and costs of court), damages, liens, claims (including, without limitation, mechanics’ or materialmen’s liens or claims of liens), actions and causes of actions arising from or relating to Purchaser’s (or Purchaser’s agents, employees or representatives) entering upon the Property to test, study, investigate or inspect the same or any part thereof, whether pursuant to this Section 3.2 or otherwise, except to the extent arising solely from the negligence of Seller. The foregoing indemnity of Purchaser shall expressly survive the Closing or the earlier termination of this Agreement.

3.3           Right of Termination Seller agrees that in the event Purchaser determines, in its sole discretion, that the Property is not suitable for its purposes, then Purchaser shall have the right (“Purchaser’s Termination Right”) to terminate this Agreement. Purchaser’s Termination Right shall be exercisable only by sending written notice of termination (the “Notice of Termination”) to Seller prior to the expiration of the Inspection Period. In the event that Purchaser timely exercises Purchaser’s Termination Right, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved the Property Documents and the Property in all respects and Purchaser’s Termination Right shall automatically and irrevocably expire.

3.4          Intentionally Deleted.

PURCHASE AGREEMENT	Page 5

ARTICLE IV

CLOSING

4.1          Time and Place. The consummation of the purchase and sale of the Property (“Closing”) shall take place via facsimile or pdf through the office of the Escrow Agent, on a date (the “Closing Date”) mutually agreed upon by the parties, but not later than the fifteenth (15th) day after the expiration of the Inspection Period. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 below, the performance of which obligations shall be concurrent conditions.

4.2          Seller’s Obligations at Closing. At Closing, Seller shall:

(a)          deliver to Purchaser a Special Warranty Deed (the “Deed”) in the form of Exhibit C attached hereto and made a part hereof for all purposes, executed and acknowledged by Seller and in recordable form, it being agreed that the conveyance effected by the Deed shall be subject to the Permitted Exceptions;

(b)          deliver to Purchaser a Bill of Sale in the form of Exhibit D attached hereto and made a part hereof for all purposes (the “Bill of Sale”) executed by Seller;

(c)          join with Purchaser in the execution of an Assignment of Leases and Security Deposits in the form of Exhibit E attached hereto and made a part hereof for all purposes;

(d)          join with Purchaser in the execution of an Assignment and Assumption of Intangible Property and Other Rights in the form of Exhibit F attached hereto and made a part hereof for all purposes;

(e)          join with Purchaser in the execution of letters to tenants at the Real Estate in the form of Exhibit G attached hereto and made a part hereof for all purposes;

(f)          deliver to Purchaser an affidavit sworn by an officer of Seller in the form of Exhibit H attached hereto and made a part hereof for all purposes (the “FIRPTA Affidavit”), or in such other form as may be prescribed by federal regulations;

(g)          deliver to Title Company any original tenant estoppel certificates (as described in Section 5.5(a) hereof) as are in the possession of Seller at the Closing with any originals of tenant estoppel certificates executed but not yet in Seller’s possession to be delivered to Purchaser upon receipt by Seller;

(h)          deliver to Purchaser possession of the Property.

4.3          Purchaser’s Obligations at Closing. At Closing, Purchaser shall:

(a)          pay to Seller the Purchase Price in cash or immediately available funds, it being agreed that the Earnest Money shall be delivered to Seller at Closing and applied towards payment of the Purchase Price.

(b)          join with Seller in execution of the instruments described in Sections 4.2(c) and 4.2(d);

(c)          prepare and deliver to Seller and join with Seller in the execution of letters to tenants at the Real Estate in the form of Exhibit G attached hereto and made a part hereof for all purposes;

PURCHASE AGREEMENT	Page 6

(d)          deliver to Seller an Agreement Regarding Disclaimers in the form of Exhibit I attached hereto and made a part hereof for all purposes executed by Purchaser and counsel for Purchaser; and

(e)          deliver to Seller such evidence as Seller’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.

4.4          Prorations. The following adjustments to the Purchase Price paid hereunder shall be made between Seller and Purchaser and shall be prorated (as applicable) on a per diem basis as if Purchaser owned the Property for the entire day on the Closing Date:

(a)          All real estate taxes and installments of special assessments due and payable with respect to the calendar year of Closing. All other installments of special assessments not yet due and payable shall be paid by Purchaser. If at the time of Closing the tax rate or the assessed valuation for the current year has not yet been fixed, taxes shall be prorated based upon the tax rate and the assessed valuation established for the previous tax year; provided, however, that Seller and Purchaser agree that to the extent the actual taxes for the current year differ from the amount so apportioned at Closing, the parties hereto will make all necessary adjustments by appropriate payments between themselves following the Closing, and this provision shall survive Closing.

(b)          Current rents, advance rentals (but only to the extent actually received by Seller) and other income from the Property shall be prorated between Seller and Purchaser at Closing based upon such amounts actually collected by Seller as of the Closing Date. Rent which is unpaid or delinquent as of the Closing Date shall not be prorated, but such unpaid or delinquent rent collected after the Closing Date shall be delivered as follows: (i) if Seller collects any unpaid or delinquent rent after the Closing Date, Seller shall deliver to Purchaser any such rent relating to the Closing Date and any period thereafter within fifteen (15) days after the receipt thereof, and (ii) if Purchaser collects any unpaid or delinquent rent after the Closing Date, Purchaser shall deliver to Seller any such rent relating to the period prior to the Closing Date within fifteen (15) days after the receipt thereof. Seller and Purchaser agree that (A) all rent received by Seller after the Closing Date shall be applied first to delinquent rentals, if any, in the order of their maturity, and then to current rentals, and (B) all rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents (including without limitation the Pass Through Expenses and percentage rents described in Section 4.4(c) below) in the usual course of Purchaser’s operation of the Property, but Purchaser will not be obligated to institute any lawsuit or incur any expense to collect delinquent rents. Notwithstanding the foregoing provisions, Seller shall not be required to prorate any amounts collected by Seller after Closing from former tenants of the Property, it being understood and agreed that Seller may retain all amounts that Seller recovers from such former tenants.

PURCHASE AGREEMENT	Page 7

(c)          With respect to additional rent attributable to insurance, taxes, common area maintenance and other operating expenses which are passed through to tenants under the Leases (the “Pass Through Expenses”) and as of the Closing Date are unbilled or billed but not yet collected, Purchaser shall, upon collection of such Pass Through Expenses, remit to Seller an amount equal to that portion of Pass Through Expenses which accrued prior to the Closing Date. With respect to Pass Through Expenses which have not been billed to tenants as of the Closing Date, Purchaser shall bill each tenant for same in accordance with each such tenant’s Lease. Purchaser and Seller shall reconcile Pass Through Expenses during their respective periods of ownership of the Property during 2013 with the amount of additional rent received from tenants for 2013 as part of the March 15, 2014 reconciliation described below. If more operating expenses were paid by Seller for its period of ownership than it received in additional rent payments for such operating expenses from the tenants of the Property for such period, then to the extent that the Leases provide for a “true up” at the end of the calendar year, the Seller shall be entitled to receive any deficit but only after the Purchaser has received any true up payment from the tenants. If less operating expense was paid by Seller for its period of ownership than it received in additional rent payments for such operating expenses from the tenants of the Property for such period, then to the extent that the Leases provide for a true up at the end of the calendar year, Seller shall forthwith pay to Purchaser such excess receipt to Purchaser. Seller shall exercise good faith, commercially reasonable efforts to furnish Purchaser with copies of all accounting records, correspondence, and invoices, with respect to the period January 1, 2013 through the date of Closing that are necessary to enable Purchaser to reconcile Pass Through Expenses for the period January 1, 2013 through December 31, 2013, including any additional amounts due from tenants or amounts to be refunded to tenants, and Seller shall otherwise cooperate with Purchaser in Purchaser’s reconciliation of Pass Through Expenses. Purchaser shall report such reconciliation for calendar year 2013 to Seller on or before March 15, 2014 and shall exercise good faith, commercially reasonable efforts to furnish Seller with copies of all accounting records, correspondence, and invoices, with respect to the period from the date of Closing through December 31, 2013 that are necessary to enable Seller to reconcile Pass Through Expenses for such period, including any additional amounts due from tenants or amounts to be refunded to tenants. Purchaser’s reconciliation shall be subject to the reasonable review and approval of Seller. Upon receipt by either party of any operating expense true up payment from a tenant, the party receiving the same shall provide to the other party its allocable share of the true up payment within ten (10) business days of the receipt thereof. This provision shall survive the Closing.

(d)          Charges under service agreements, utility charges for which Seller is liable, and other operating expenses of the Property shall be prorated between Seller and Purchaser at Closing.

(e)          Security deposits shall, at Seller’s option, either be transferred or credited to Purchaser at Closing. Refundable cash or other refundable deposits posted with utility companies or other entities in connection with the Property shall, at Sellers’ option, either be assigned to Purchaser and credited to Seller at Closing, or Seller shall be entitled to receive and retain such refundable cash and deposits.

(f)          Purchaser shall be responsible for the payment of (i) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (A) as a result of any renewals or expansions of existing Leases which occur between the Effective Date of this Agreement and the Closing Date, and (B) under any new Leases (including any amendments of existing Leases) entered into between the Effective Date of this Agreement and the Closing Date which have been approved (or deemed approved) by Purchaser; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date. For purposes hereof, the term “Tenant Inducement Costs” means reasonable attorneys’ fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

PURCHASE AGREEMENT	Page 8

(g)          Intentionally deleted.

(h)          All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as appropriate, the amount of cash to be paid by Purchaser to Seller at Closing. Except for the prorations described in Section 4.4(a) and Section 4.4(c) above, all prorations provided for herein shall be final. The proration of taxes described in Section 4.4(a) above shall be deemed final if no adjustment thereto is requested within one (1) year after Closing.

4.5          Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Owner’s Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing (specifically excluding the additional premium chargeable for modification of the survey exception, which deletion expense or any other endorsements requested by Purchaser shall be borne by Purchaser); (c) the cost of the Existing Survey; (d) the fees for recording the Deed; and (e) one-half (½) of any escrow fee which may be charged by the Title Company. Purchaser shall pay (v) the fees of any counsel representing Purchaser in connection with this transaction; (w) the cost of the Updated Survey; (x) the additional premium chargeable for modification of the survey exception, if such modification is desired by Purchaser or the cost of any endorsements requested by Purchaser; (y) any transfer tax, documentary stamp tax, sales tax or similar tax which becomes payable by reason of the transfer of the Property or any component thereof; and (z) one-half (½) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.6          Delivery of Documents. Immediately after Closing, Seller shall direct the manager of the Property to make available at the offices of such manager all books and records of account, contracts, leases and leasing correspondence, receipts for deposits, unpaid bills and other papers or documents which pertain to the operation of the Property together with all advertising materials, booklets, keys and other items, if any, used in the operation of the Property. Seller makes no representations regarding the existence or adequacy of such documents or items for use in management or operation of the Property. The foregoing shall not include the separate books, records, correspondence and other documentation of Seller located at its offices, nor shall it include any computer software or computer programs used by the manager of the Property or Seller in connection with the Property, it being understood and agreed that the foregoing items are not part of the “Property” to be conveyed to Purchaser hereunder. After the Closing, Seller shall have the right to inspect the books and records of the Property to verify that Purchaser is remitting to Seller all amounts to be remitted to Seller according to the terms of this Agreement, and for any other purpose related to Seller’s prior ownership of the Property, and this provision shall survive Closing.

4.7          Preservation of Right to Contest. Seller reserves the right to contest after Closing taxes and assessments with respect to the Property and interest or penalties pertaining thereto, to the extent same are applicable to periods prior to Closing, and Seller shall be entitled to any refunds made with respect to such contested taxes. All taxes imposed because of a change of use or ownership of the Property after or in connection with the Closing shall be for the account of Purchaser, and Purchaser shall indemnify and hold Seller harmless of, from and against any and all costs, damages, expenses, claims, or liability arising from the imposition of any such taxes. The provisions of this Section shall survive the Closing.

PURCHASE AGREEMENT	Page 9

ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS

5.1          Representations and Warranties of Seller. As of the Effective Date and, except as provided in this Article V, the Closing Date, Seller represents and warrants to Purchaser as follows:

(a)          Seller has no actual knowledge of any legal actions pending or threatened against the Property.

(b)          All leasing commissions due with regard to the primary lease terms of existing tenants have been paid.

(c)          Seller has all requisite power and authority to enter into this Agreement and consummate the transactions herein contemplated, and has duly authorized the execution and delivery of this Agreement and the consummation of the transaction herein contemplated and no permission, approval, or consent of third parties or governmental authorities is required in order for Seller to consummate this Agreement.

(d)          The copies of the Leases to be delivered or made available to Purchaser are in all material respects complete copies of the Leases, as amended.

(e)          To Seller’s knowledge, Seller has received no material written notice claiming violation of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting any portion of the Property from any governmental entity that has not been corrected.

(f)          Seller has not granted any options or rights of first refusal to any tenant or any other third parties to purchase or otherwise acquire the Property which may impede, or remain outstanding after, Closing.

5.2          Notice of Breach.

(a)          To the extent that, before the expiration of the Inspection Period, Purchaser obtains actual knowledge or is deemed to know that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect such actual or deemed knowledge as of the end of the Inspection Period. For purposes hereof, Purchaser shall be deemed to know all information set forth in the written materials delivered or made available to Purchaser in respect of the Property.

PURCHASE AGREEMENT	Page 10

(b)          If after the expiration of the Inspection Period but prior to the Closing, Purchaser first obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Seller written notice thereof within five (5) days after obtaining such actual knowledge (but, in any event, prior to the Closing). In such event, Seller shall have the right (but not the obligation) to attempt to cure such misrepresentation or breach and shall, at its option, be entitled to a reasonable adjournments of the Closing (not to exceed thirty (30) days) for the purpose of such cure. If Seller elects to attempt to so cure but is unable to so cure any misrepresentation or breach of warranty, then Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) if Purchaser first obtained actual knowledge of such material misrepresentation or breach of warranty after the end of the Inspection Period, to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Earnest Money shall be returned to Purchaser, and thereafter neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

5.3           Survival of Representations. It is the intent of Seller and Purchaser that the representations and warranties made by Seller in Section 5.1 above (the “Seller Obligations”) shall survive Closing for a period of one hundred eighty (180) days after the date of Closing. Accordingly, Purchaser and Seller hereby agree that, notwithstanding any provision of this Agreement or any provision of law to the contrary, any action which may be brought under this Agreement by Purchaser against Seller for breach of any Seller Obligations shall be forever barred unless Purchaser (a) delivers to Seller no later than one hundred eighty (180) days after the date of Closing a written notice of its claim setting forth in reasonable detail the factual basis for such claim and Purchaser’s good faith estimate of its damages arising out of such claim, and (b) files a complaint or petition against Seller alleging such claim in an appropriate state or federal court in Dallas County, Texas, no later than two (2) years after the date of Closing. In no event shall Seller be liable after the date of Closing for its breach of any Seller Obligations if such breach was actually known to Purchaser prior to the completion of Closing. With respect to any matter constituting breach of a Seller Obligation, Purchaser shall first seek any available recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser’s claim is satisfied from such insurance policies, service contracts or Leases. Seller’s liability for breach of any Seller Obligations shall be limited as follows: (i) Seller shall have liability for breach of Seller Obligations only if the valid claims for all such breaches collectively aggregate more than Twenty-Five Thousand Dollars ($25,000), in which event the full amount of such claims shall be actionable, and (ii) Seller’s aggregate liability to Purchaser for breaches of the Seller Obligations shall not exceed the amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “Cap”), it being agreed that in no event shall Seller’s aggregate liability for such breaches exceed the amount of the Cap.

5.4          Covenants of Seller. Seller hereby covenants as follows:

(a)          Between the Effective Date and the Closing Date, Seller shall maintain the Property in its present condition, ordinary wear and tear excepted;

(b)          Between the Effective Date and the Closing Date, Seller shall maintain all casualty, liability and hazard insurance currently in force with respect to the Property; and

(c)          Between the Effective Date and the Closing Date, Seller shall lease, operate, manage and enter into contracts with respect to the Property, in the same manner done by Seller prior to the date hereof, maintaining present services and sufficient supplies and equipment for the operation and maintenance of the Property in the same manner as prior to the date hereof; provided, however, that Seller shall not enter into any service contract that cannot be terminated within thirty (30) days notice. Seller shall terminate, by giving notice at Closing, any service contracts that Purchaser does not elect to assume (which election shall be made in writing by Purchaser to Seller on or prior to the expiration of the Inspection Period), provided that Purchaser shall be responsible for any termination fees incurred in connection with the same if such fees were set forth in the service contracts made available by Seller for review by Purchaser or otherwise disclosed in writing to Purchaser.

PURCHASE AGREEMENT	Page 11

(d)          A copy of each Lease or renewal or amendment executed prior to the expiration of the Inspection Period will be provided to Purchaser prior to expiration of the Inspection Period. A copy of each Lease or renewal or amendment presented to Seller between the expiration of the Inspection Period and the Closing Date for its approval and execution will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt of each such Lease or renewal or amendment of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller that Purchaser does not approve any such Lease or renewal or amendment, which approval shall not be unreasonably withheld, Seller shall not enter into such Lease, renewal or amendment. In the event Purchaser fails to notify Seller in writing of its approval or disapproval of any such Lease or renewal or amendment within the five-day period for such purpose set forth above, such failure shall be deemed the approval by Purchaser of such Lease or renewal or amendment. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs or leasing commissions incurred by Seller pursuant to a new Lease or renewal or amendment approved (or deemed approved) by Purchaser.

5.5          Actual Knowledge of Seller. All references in this Agreement to the “actual knowledge” of Seller or “to Seller’s knowledge” shall refer only to the actual knowledge of the Designated Employee (as hereinafter defined) of the Dallas, Texas office of Seller and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or any affiliate of Seller or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Designated Employee” shall refer to Anthony Strauser, an employee of Seller who has responsibility for overseeing the management of the Property, among other assets of Seller.

5.6          Covenants of Purchaser. Purchaser hereby covenants as follows:

(a)          Intentionally Deleted.

(b)          If requested to do so by Seller in writing, at Closing (or upon termination of this Agreement prior to Closing), Purchaser shall deliver to Seller copies of any environmental reports, engineering reports, structural reports or other due diligence materials prepared by third parties obtained by Purchaser with respect to the Property.

(c)          Purchaser is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of OFAC and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

PURCHASE AGREEMENT	Page 12

5.7           Tenant Estoppels. Seller shall use reasonable efforts to obtain and deliver to Purchaser, at least three (3) days prior to Closing, an estoppel certificate, in form substantially in accordance with Exhibit J attached hereto and made a part hereof for all purposes, as such form may be modified pursuant to the terms of the leases (the “Estoppel Certificate”) from each tenant. It shall be a condition of Closing that Seller shall obtain such Estoppel Certificates from tenants of not less than seventy-five percent (75%) of leased space in the Improvements (“Required Estoppels”). Seller shall use reasonable efforts to obtain additional Estoppel Certificates by a visit by a designated representative of Seller prior to Closing to each tenant who has not furnished an Estoppel Certificate and permitting a representative of Purchaser to participate in such visit; however, neither the failure to obtain such Estoppel Certificate nor any non-material exceptions, qualifications or modifications of any Estoppel Certificate delivered by any of the tenants or by Seller, as hereinafter permitted, shall permit Purchaser to terminate this transaction. In the event Seller is unable to procure the Required Estoppels or if any Estoppel contains a material exception, qualification or amendment that is not corrected, Purchaser may terminate this Agreement, provided Seller may, in its sole discretion, in lieu thereof, furnish Purchaser with an Estoppel Certificate covering all such leases for which a Required Estoppel has not been obtained from the tenant, certifying, to the best of Seller’s knowledge, all of the matters set forth in the form of Estoppel Certificate set forth on Exhibit J (“Seller Estoppels”); provided, however, that Purchaser shall not be obligated to accept Seller’s Estoppel Certificate for more than ten (10) percent of the Required Estoppels. The representations contained in any such Estoppel Certificate supplied by Seller shall survive the Closing for a period of six (6) months or until the termination or expiration of the applicable lease, whichever occurs first. In the event that Seller is unable to procure the Required Estoppels from tenants and Seller does not elect to provide any Seller Estoppels in lieu thereof in the aforementioned minimum percentage, Purchaser may terminate this Agreement by sending written notice to Seller prior to Closing, and in such event the Earnest Money shall be returned to Purchaser as its sole remedy.

ARTICLE VI

DEFAULT; REMEDIES

6.1           Default of Purchaser. In the event Purchaser fails to perform its obligations pursuant to this Agreement for any reason except failure by Seller to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as a penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and that the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of said damages to be certain. In the event of Purchaser’s default and notwithstanding anything in this Section 6.1 to the contrary, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

6.2           Default of Seller. In the event Seller fails to perform its obligations pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Purchaser may terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing, in which event Purchaser shall be entitled to receive back the Earnest Money (together with all interest earned thereon), or Purchaser may institute an action for specific performance. The remedy set forth in this Section 6.2 shall be the sole and exclusive remedy available to Purchaser for Seller’s failure to close the transaction which is the subject of this Agreement in accordance with the provisions of this Agreement.

6.3           Post-Closing Remedies. Notwithstanding the provisions of Sections 6.1 and 6.2 above, in the event that after the termination of this Agreement or after Closing, as the case may be, a party (the “Defaulting Party”) breaches an obligation hereunder which is expressly stated herein to survive the termination of this Agreement or Closing, as the case may be, the Defaulting Party shall be liable to the other party (the “Non-Defaulting Party”) for the direct, actual damages incurred by the Non-Defaulting Party as a direct result of such breach. In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.

PURCHASE AGREEMENT	Page 13

ARTICLE VII

RISK OF LOSS

7.1           Minor Damage. In the event of loss or damage to the Property or any portion thereof (the “premises in question”) which is not “major” (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller, at Seller’s option, (i) performs any necessary repairs, (ii) assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question and pay the amount of any insurance “deductible” to Purchaser; or (iii) reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question.

7.2           Major Damage. In the event of a “major” loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller’s option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question and pay the amount of any insurance “deductible” to Purchaser. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 7.1 and 7.2, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than ten percent (10%) of the Purchase Price; and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property.

7.3           Uniform Vendor and Purchaser Risk Act Not Applicable. It is the express intent of the parties hereto that the provisions of Sections 7.1 and 7.2 govern the rights of the parties in the event of damage to or condemnation of the Property and that the Uniform Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) not apply to this Agreement.

ARTICLE VIII

DISCLAIMERS AND WAIVERS

8.1           No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents). Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, if any budget or similar document is delivered by Seller to Purchaser, Seller makes no representation or warranty as to the accuracy thereof, nor shall any such document be construed to impose upon Seller any duty to spend the amounts set forth in such budget or other document.

PURCHASE AGREEMENT	Page 14

8.2           Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT ANY REMEDY PROVIDED TO PURCHASER UNDER SECTION 6.3 OF THIS AGREEMENT.

PURCHASE AGREEMENT	Page 15

8.3          Waivers of Deceptive Trade Practices Act. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction. Accordingly, Purchaser’s rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance thereof, Purchaser agrees as follows:

(a)          Purchaser represents that it is a business consumer and that it seeks to acquire by purchase or lease the goods or services that are the subject of this Agreement for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of this Agreement. Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)          Purchaser represents that it has been represented by legal counsel in seeking or acquiring the goods or services that are the subject of this Agreement and that the transaction contemplated by this Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser. Purchaser shall cause its legal counsel to sign this Agreement in the space provided below for the purpose of complying with Section 17.42(a)(3) of the DTPA.

(c)          Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with this transaction, whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to the contrary herein, in accordance with Section 17.42 of the DTPA, Purchaser does not waive Section 17.555 of the DTPA.

8.4          Effect and Survival of Disclaimers. Seller has informed Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article VIII. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

ARTICLE IX

MISCELLANEOUS

9.1          Broker. Seller and Purchaser represent each to the other that each has had no dealings with any broker, finder or other party concerning Purchaser’s purchase of the Property except Cushman & Wakefield (“Broker”). If (and only if) the transaction that is the subject of this Agreement is consummated, Seller shall pay a commission to Broker pursuant to a separate written agreement between Seller and Broker. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorney’s fees) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party except Broker. The foregoing representations and warranties contained in this Section shall survive the Closing. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

PURCHASE AGREEMENT	Page 16

9.2          ERISA. Purchaser represents that Purchaser is not an employee benefit plan or a governmental plan or a party in interest of either such a plan, and that the funds being used to acquire the Property are not plan assets or subject to state laws regulating investments of and fiduciary obligations with respect to a governmental plan. As used herein, the terms “employee benefit plan,” “party in interest,” “plan assets” and “governmental plan” shall have the respective meanings assigned to such terms in ERISA, and the term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated in connection therewith. Upon the request of Seller, Purchaser shall deliver to Seller at Closing a certificate stating that the foregoing representations are true and correct and containing an agreement by Purchaser to indemnify Seller against any inaccuracy in such representations. The foregoing covenants shall survive Closing.

9.3          Assignability. Purchaser may not assign its rights under this Agreement to anyone other than a Permitted Assignee (as hereinafter defined) without first obtaining Seller’s written approval which may be given or withheld in Seller’s sole discretion. Subject to the conditions set forth in this Section 9.3, Purchaser may assign its rights under this Agreement to a Permitted Assignee without the prior written consent of Seller. In the event that Purchaser desires to assign its rights under this Agreement to a Permitted Assignee, Purchaser shall send written notice to Seller at least five (5) business days prior to the effective date of such assignment stating the name and, if applicable, the constituent persons or entities of the Permitted Assignee. Such assignment shall not become effective until such Permitted Assignee executes an instrument reasonably satisfactory to Seller in form and substance whereby the Permitted Assignee expressly assumes each of the obligations of Purchaser under this Agreement, including specifically, without limitation, all obligations concerning the Earnest Money. No assignment shall release or otherwise relieve Purchaser from any obligations hereunder. For purposes of this Section 9.3, the term “Permitted Assignee” shall mean (a) a corporation in which Moses S. Libitzky owns or controls a majority of the stock entitled to vote for directors, (b) a general partnership in which Moses S. Libitzky or an entity controlled by him is a general partner owning a majority of the total partnership interests therein, or (c) a limited partnership in which Moses S. Libitzky or an entity controlled by him is the sole general partner. Notwithstanding anything to the contrary contained herein, Purchaser shall not have the right to assign this Agreement to any assignee which, in the reasonable judgment of Seller, will cause the transaction contemplated hereby or any party thereto to violate the requirements of ERISA. In order to enable Seller to make such determination, Purchaser shall cause to be delivered to Seller such information as is requested by Seller with respect to a proposed assignee and the constituent persons or entities of any proposed assignee, including specifically, without limitation, any pension or profit sharing plans related thereto.

9.4          Confidentiality. The information supplied to or made available to Purchaser by Seller pursuant to this Agreement shall not be released or disclosed to any other parties unless and until this transaction has closed without the prior written consent of Seller. Seller shall not withhold its consent to disclosure of such information to Purchaser’s attorney or to any prospective lender. In the event that this transaction is not closed for any reason, then (a) Purchaser shall refrain, and shall cause its agents, representatives and accountants to refrain, from disclosing all such information to any other party, (b) Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein, and (c) notwithstanding anything to the contrary contained elsewhere in this Agreement, the covenant set forth in the foregoing clauses (a) and (b) shall survive any termination of this Agreement. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in clause (b) of the preceding sentence. In no event shall Purchaser issue any press releases prior to or in connection with the Closing regarding any of the terms contained herein or the transactions contemplated herein without the consent of Seller. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 9.4, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. Purchaser shall not issue any press releases prior to or in connection with the Closing regarding any of the transactions contemplated herein without the consent of Seller, which obligation shall survive Closing or any termination of this Agreement.

PURCHASE AGREEMENT	Page 17

9.5          Notice. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

If to Seller:	Behringer Harvard Parkway Vista LP
Attention: Anthony Strauser
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Facsimile: 214.655.1610

With a copy to:	Powell Coleman & Arnold LLP
Attention: Carol Satterfield
8080 North Central Expressway, Suite 1380
Dallas, Texas 75001
Facsimile: 214.365.7111

If to Purchaser:	MOC 5710, LLC
Attention: Moses S. Libitzky
1475 Powell Street, Suite 201
Emeryville, California 94608
Facsimile: 510.652.0588

With a copy to:	Scheef & Stone, L.L.P.
Attention: Kevin Flynn
500 N Akard Street, Suite 2700
Dallas, Texas 75201
Facsimile: 214.706.4242

Any such notices shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered upon receipt, or (b) sent via facsimile in which case notice shall be deemed delivered upon confirmation of transmission and provided a copy is also delivered via email transmission, or (c) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one business day after deposit with such courier, or (d) delivered by hand delivery, in which case it shall be deemed delivered upon receipt. The above addresses may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

9.6          Time of Essence. Time is of the essence in this Agreement.

9.7          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8          Captions. The captions in this Agreement are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

PURCHASE AGREEMENT	Page 18

9.9           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

9.10         Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment discharge or change is sought.

9.11         Partial Invalidity. Any provision of this Agreement which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.

9.12         Discharge of Obligations. Except as otherwise expressly provided herein, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every representation, warranty and covenant made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof, and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.

9.13         Limited Liability. Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Sellers’ Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Sellers’ Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. The provisions of this Section 9.13 shall survive the termination of this Agreement and the Closing.

9.14         No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

9.15         Further Assurances. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.

9.16         Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

9.17         Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Dallas, Texas time.

PURCHASE AGREEMENT	Page 19

9.18        Applicable Law. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. PURCHASER HEREBY IRREVOCABLY AND EXCLUSIVELY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS. IF EITHER PARTY SHALL EMPLOY AN ATTORNEY TO ENFORCE OR DEFINE THE RIGHTS OF SUCH PARTY HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE NONPREVAILING PARTY ALL OF ITS REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

9.19        Municipal Utility District Notices. Purchaser agrees that if the Property or any portion thereof is located in a municipal utility district, Purchaser will, within five (5) days after request by Seller, execute any and all notices which, in the opinion of counsel for Seller, are required by law to be given to Purchaser with respect to the Property.

9.20        Exhibits and Schedules. The following schedules or exhibits attached hereto (herein sometimes being referred to as “Exhibit”) shall be deemed to be an integral part of this Agreement:

Exhibit A	Legal Description;
Exhibit B	Property Documents
Exhibit C	Special Warranty Deed
Exhibit D	Bill of Sale
Exhibit E	Assignment of Leases and Security Deposits
Exhibit F	Assignment and Assumption of Intangible Property and Other Rights
Exhibit G	Tenant Notice Letters
Exhibit H	FIRPTA Affidavit
Exhibit I	Agreement Regarding Disclaimers
Exhibit J	Form of Tenant Estoppel

9.21        Tender of Offer. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer which has been submitted by Purchaser to Seller for Seller’s approval. By executing this Agreement and submitting same to Seller, Purchaser acknowledges and agrees as follows: (a) this Agreement may be approved or disapproved by Seller in its sole and unfettered discretion, with Seller having the right to disapprove this Agreement for any reason whatsoever, and (b) Seller’s approval of this Agreement shall be evidenced only by Seller’s execution of this Agreement and delivery of a counterpart hereof executed by both Seller and Purchaser to the Title Company. Purchaser acknowledges that Purchaser has not, will not and cannot rely upon any other statement or action of Seller or its representatives as evidence of Seller’s approval of this Agreement.

9.22        Like Kind Exchange. In the event that Seller elects to sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, Purchaser agrees to cooperate with Seller in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (c) Seller pays all costs associated with the like-kind exchange; and (d) Purchaser is not obligated to take title to any property other than the Property.

[SIGNATURES FOLLOW ON NEXT PAGE]

PURCHASE AGREEMENT	Page 20

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Dated: September 26, 2013	SELLER:

BEHRINGER HARVARD PARKWAY VISTA LP, a Texas limited partnership

	By:	Behringer Harvard Parkway Vista GP, LLC,
a Texas limited liability company

By:
Mark A. Flynt
Senior Vice President

Dated: September ___, 2013	PURCHASER:

MOC 5710, LLC
a Texas limited liability company

By:
Name:
Title:

ACKNOWLEDGMENT BY TITLE COMPANY

The Title Company hereby acknowledges its receipt of a counterpart of this Agreement executed by Seller and Purchaser on the ___ day of September 2013, and its agreement to receive, hold and disburse the Earnest Money in accordance with this Agreement, on the ___ day of September 2013.

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

PURCHASE AGREEMENT	Page 21

EXHIBIT A

Legal Description

Lot 2, Block A, PARKWAY COMMONS WEST, an Addition in the City of Plano, Collin County, Texas, according to the plat recorded in Volume 0, Page 94, Map Records of Collin County, Texas.

Exhibit A – Page 1

EXHIBIT B

PRoperty DOCUMENTS

Seller shall deliver via secure website or make available at the Property the following to Purchaser:

1.            Copies of all Leases, including any and all modifications or amendments thereto.

2.            A rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property.

3.            Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services.

4.            Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

5.            Operating statements for the Property for the most recent twelve (12) months (or the period of Seller’s ownership of the Property, if less) in the format customarily prepared for Seller by the current manager of the Property.

6.            An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing.

7.            Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less), to the extent in Seller’s possession.

8.            All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

9.            Plans and specifications for the Improvements, to the extent in Seller’s possession.

10.          Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

11.          Any environmental reports prepared for Seller with respect to the Property which are in Seller’s possession.

12.          Expense reconciliation data with respect to Pass Through Expenses for 2011 and 2012, to the extent in Seller’s possession.

Exhibit B – Page 1

EXHIBIT C

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ____________________	§

THAT BEHRINGER HARVARD _____________, a _______________ (hereinafter referred to as “Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by ____________________, a ____________________ (hereinafter referred to as “Grantee”), whose mailing address is ________________________________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in __________ County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements situated thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to collectively as the “Property”).

This conveyance is made subject to all presently recorded instruments which are valid and affect the Property as well as shortages in area, encroachments, overlapping of improvements, and all matters affecting the Property which are visible or would be revealed by a survey thereof (such matters being referred to herein as the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

By acceptance of this Special Warranty Deed, Grantee assumes payment of all property taxes on the Property for the year __________ and subsequent years.

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ___ day of _______________ 20___.

GRANTOR:

BEHRINGER HARVARD _____________,
a _______________

By:
Name:
Title:

Exhibit C – Page 1

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of Behringer Harvard _____________, a _______________, on behalf of said ____________________.

Notary Public

Exhibit C – Page 2

EXHIBIT D

BILL OF SALE

Seller, BEHRINGER HARVARD _____________, a _______________ (“Seller”), having its principal place of business at Dallas, Texas, in consideration of Ten Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to ____________________, a ____________________ (“Purchaser”), the following described personal property, to-wit:

All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller and located in or on the real estate described on Exhibit A attached hereto and made a part hereof, excepting therefrom any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the improvements situated on said real estate, or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in connection with the sale and purchase of the real property and improvements thereon described in that certain Purchase Agreement between Seller and Purchaser dated _______________, 20___.

SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE FOREGOING PROPERTY, AND THE SAME IS SOLD IN “AS IS, WHERE IS” CONDITION, WITH ALL FAULTS. BY EXECUTION OF THIS BILL OF SALE, PURCHASER AFFIRMS THAT IT HAS NOT RELIED ON SELLER’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE FOREGOING PROPERTY FOR ANY PARTICULAR PURPOSE, THAT SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND THAT THE FOREGOING PROPERTY IS BEING SOLD TO PURCHASER WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed and sealed in its name by its officers thereunto duly authorized this ___ day of _______________ 20___.

SELLER:

BEHRINGER HARVARD _____________,
a _______________ __________

By:
Name:
Title:

Exhibit D – Page 1

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of Behringer Harvard _____________, a _______________, on behalf of said ____________________.

Notary Public

Exhibit D – Page 2

EXHIBIT E

ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS	§

BEHRINGER HARVARD _____________, a _______________ (“Assignor”), in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ____________________, a ____________________ (“Assignee”), all of Assignor’s right, title and interest in and to all leases, including any and all security deposits made by tenants pursuant to said leases, in effect at the real property in __________ County, Texas more particularly described on Exhibit A attached hereto (“Existing Leases”).

Assignor hereby agrees to indemnify, defend, and hold harmless Assignee against and from any and all liabilities, losses, claims, damages or costs, including, without limitation, reasonable attorneys’ fees, incurred by Assignee by reason of the failure of Assignor prior to the effective date hereof to fulfill, perform, and discharge all of the various commitments, obligations and liabilities of the Assignor under and by virtue of the existing Leases assigned hereunder, including the return of security deposits.

IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the ___ day of _______________ 20___.

ASSIGNOR:

BEHRINGER HARVARD _____________,
a _______________

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of Behringer Harvard _____________, a _______________, on behalf of said ____________________.

Notary Public

Exhibit E – Page 1

ACCEPTANCE

Assignee hereby accepts the foregoing Assignment of Leases and Security Deposits and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases hereby assigned, which arise on or after the effective date hereof, including the return of security deposits, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and reasonable attorneys’ fees incurred by Assignor by reason of the failure of Assignee from and after the effective date hereof to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases assigned hereunder, including the return of security deposits.

IN WITNESS WHEREOF, this Acceptance has been executed to be effective as of the ___ day of _______________ 20___.

ASSIGNEE:

______________________________,
a __________ __________

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the ___ day of _______________ 20___, by ____________________, ____________________ of ____________________, a ____________________, on behalf of said ____________________.

Notary Public

Exhibit E – Page 2

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY

AND OTHER RIGHTS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________________	§

FOR VALUE RECEIVED, BEHRINGER HARVARD _____________, a _______________ (“Assignor”) hereby conveys, assigns, transfers, and sets over unto ____________________, a ____________________ (“Assignee”), all the right, title and interest of Assignor in and to any and all intangible property owned by Assignor and used in connection with the real estate described on Exhibit A attached hereto and made a part hereof, and the buildings and improvements located thereon (“Property”), including without limitation, the right, if any, to use the name “____________________ Office Building” (specifically excluding, however the name “Behringer Harvard,” any derivative thereof or any name which includes the name “Behringer Harvard” or any derivative thereof), all plans and specifications in the possession of Assignor which were prepared in connection with any of the Property, all assignable licenses, permits and warranties now in effect with respect to the Property, all assignable written contracts and commitments, if any, described on Exhibit B attached hereto and made a part hereof, all assignable equipment leases and all rights of Assignor thereunder relating to equipment located on the Property which will survive the closing hereunder, but excluding cash on hand and in bank and escrow accounts, and further excluding any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the Property or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in accordance with that certain Purchase Agreement between Assignor, as seller, and Assignee, as purchaser, dated _______________, 20___, for the sale and purchase of the Property.

Assignor hereby agrees to indemnify and hold harmless Assignee from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of the undersigned prior to the date hereof to fulfill, perform, discharge and observe all of the various obligations, covenants, conditions and provisions with respect to the above-described property.

This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

Exhibit F – Page 1

IN WITNESS WHEREOF, Assignor has executed this Assignment and Assumption of Intangible Property and Other Rights to be effective as of the ___ day of _______________ 20___.

ASSIGNOR:

BEHRINGER HARVARD _____________,
a _______________

By:
Name:
Title:

Exhibit F – Page 2

ACCEPTANCE

Assignee hereby accepts the foregoing Assignment and Assumption of Intangible Property and Other Rights and agrees to become responsible for and assume, fulfill, perform, discharge and observe all obligations, covenants, conditions and provisions accruing or arising or required from and after the date hereof with respect to the above-described property, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of the undersigned from and after the date hereof to fulfill, perform, discharge and observe all of the various obligations, covenants, conditions and provisions with respect to the above-described property.

IN WITNESS WHEREOF, this Acceptance has been executed by Assignee to be effective as of the ___ day of _______________ 20___.

ASSIGNEE:
________________________________________,
a _______________________________________

By:
Name:
Title:

Exhibit F – Page 3

EXHIBIT G

Notice of Purchase and Lease Assignment to Tenants

_______________, 20___

[Name and Address of Tenant]

Re: Sale of ____________________

Gentlemen:

Please be advised that ____________________ (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated _______________, 20___ (the “Lease”), from Behringer Harvard _____________ (“Behringer Harvard”), the previous owner thereof. In connection with such purchase, Behringer Harvard has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $_______________ (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and Behringer Harvard being to relieve Behringer Harvard of any liability for the return of the Security Deposit.

All rental and other payments that become due subsequent to the date hereof should be payable to ____________________ and should be addressed as follows:

____________________

____________________

____________________

In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to ____________________ at the address above.

Very truly yours,

____________________,
a ____________________

By:
Name:
Title:

Exhibit G – Page 1

BEHRINGER HARVARD _____________,
a _______________

By:
Name:
Title:

Exhibit G – Page 2

EXHIBIT H

FIRPTA AFFIDAVIT

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ____________________, a ____________________ ____________________ (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by Behringer Harvard _____________, a _______________ (“Transferor”), the undersigned hereby certifies as follows:

1.            Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.            Transferor’s U.S. employer identification number is: #__________;

3.            Transferor’s office address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

EXECUTED to be effective as of the ___ day of _______________ 20___.

TRANSFEROR:

BEHRINGER HARVARD _____________,
a _______________

By:
Name:
Title:

SWORN TO AND SUBSCRIBED BEFORE ME this ___ day of _______________ 20___.

Notary Public

Exhibit H – Page 1

EXHIBIT I

AGREEMENT REGARDING DISCLAIMERS

This Agreement Regarding Disclaimers (this “Agreement”) is made to be effective as of the ___ day of _______________ 20___, by ____________________, a ____________________ (“Purchaser”), for the benefit of Behringer Harvard _____________, a _______________ (“Seller”).

RECITALS

A.           Seller and Purchaser executed that certain Purchase Agreement (herein so called) dated to be effective as of the ___ day of _______________ 20___, regarding the sale and purchase of certain property more specifically described therein (the “Property”).

B.           The Purchase Agreement requires that at Closing (as defined in the Purchase Agreement) Purchaser and its counsel shall execute this Agreement;

NOW THEREFORE, Purchaser does hereby confirm and agree as follows:

1.            No Reliance. Purchaser acknowledges and agrees that Purchaser has had ample opportunity to review documents concerning the Property and to conduct physical inspections of the Property, including specifically, without limitation, inspections regarding the environmental condition of the Property, the structural condition of the Property, and the compliance of the Property with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. Purchaser hereby represents, warrants and agrees that (a) Purchaser has examined the Property and is familiar with the physical condition thereof and has conducted such investigations of the Property (including without limitation the environmental condition thereof) as Purchaser has deemed necessary to satisfy itself as to the condition of the Property and the existence or nonexistence, or curative action to be taken with respect to, any hazardous or toxic substances on or discharged from the Property, (b) except as expressly set forth in Section 5.1 of the Purchase Agreement, neither Seller nor Broker (as defined in the Purchase Agreement), nor any affiliate, agent, officer, employee or representative of any of the foregoing has made any verbal or written representations, warranties, promises or guarantees whatsoever to Purchaser, express or implied, and in particular, that no such representations, warranties, guarantees or promises have been made with respect to the physical condition, operation, or any other matter or thing affecting or related to the Property or the offering or sale of the Property, and (c) Purchaser has not relied upon any representations, warranties, guarantees or promises or upon any statements made or any information provided concerning the Property provided or made by Seller or Broker, or their respective agents and representatives, and Purchaser has elected to purchase the Property after having made and relied solely on its own independent investigation, inspection, analysis, appraisal and evaluation of the Property and the facts and circumstances related thereto. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that neither Seller nor Broker has any obligation to disclose to Purchaser, and shall have no liability for its failure to disclose to Purchaser, any information known to it relating to the Property. Purchaser acknowledges and agrees that all materials, data and information delivered to Purchaser by or through Seller or Broker in connection with the transaction contemplated herein have been provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser.

Exhibit I – Page 1

2.            Disclaimers. PURCHASER ACKNOWLEDGES AND AGREES THAT THE PROPERTY HAS BEEN SOLD AND CONVEYED TO PURCHASER AND PURCHASER HAS ACCEPTED THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS.” EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT AND THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED FROM SELLER TO PURCHASER, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE OR ANY OTHER DISCLAIMER SET FORTH HEREIN, SELLER AND PURCHASER HEREBY AGREE THAT SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO (A) THE NATURE OR CONDITION, PHYSICAL OR OTHERWISE, OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF HABITABILITY, SUITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (B) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE IMPROVEMENTS OR THE STATE OF REPAIR OR LACK OR REPAIR OF ANY OF THE IMPROVEMENTS, (C) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS, (D) THE SOIL CONDITIONS, DRAINAGE CONDITIONS, TOPOGRAPHICAL FEATURES, ACCESS TO PUBLIC RIGHTS-OF-WAY, AVAILABILITY OF UTILITIES OR OTHER CONDITIONS OR CIRCUMSTANCES WHICH AFFECT OR MAY AFFECT THE PROPERTY OR ANY USE TO WHICH PURCHASER MAY PUT THE PROPERTY, (E) ANY CONDITIONS AT OR WHICH AFFECT OR MAY AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENT POTENTIAL OR OTHERWISE, (F) THE AREA, SIZE, SHAPE, CONFIGURATION, LOCATION, CAPACITY, QUANTITY, QUALITY, CASH FLOW, EXPENSES, VALUE, MAKE, MODEL, COMPOSITION, AUTHENTICITY OR AMOUNT OF THE PROPERTY OR ANY PART THEREOF, (G) EXCEPT FOR THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED, THE NATURE OR EXTENT OF TITLE TO THE PROPERTY, OR ANY EASEMENT, RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONTRACT, CONDITION OR OTHERWISE THAT MAY AFFECT TITLE TO THE PROPERTY, (H) ANY ENVIRONMENTAL, GEOLOGICAL, METEOROLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW OR HEREAFTER AFFECTING IN ANY MANNER THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE ABSENCE OF ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCE ON, IN, UNDER OR ADJACENT TO THE PROPERTY, (I) THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OR USE OF THE PROPERTY WITH ANY APPLICABLE RESTRICTIVE COVENANTS, OR WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL BODY (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY ZONING LAWS OR REGULATIONS, ANY BUILDING CODES, ANY ENVIRONMENTAL LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, 42 U.S.C. 12101 ET SEQ. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, VIOLATIONS OF ANY APPLICABLE LAWS, CONSTRUCTION DEFECTS, AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS), CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

Exhibit I – Page 2

3.            DTPA Waiver. Purchaser acknowledges and agrees, on its own behalf and on behalf of its assigns and successors, that the Texas Deceptive Trade Practices — Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the “DTPA”), is not applicable to this transaction. Accordingly, Purchaser’s rights and remedies with respect to this transaction, and with respect to all acts or practices of the other, past, present or future, in connection with this transaction, shall be governed by legal principles other than the DTPA. In furtherance of the foregoing, Seller and Purchaser agree as follows:

(a)          Purchaser represents that it is a business consumer and that it is acquiring the Property for commercial or business use. Purchaser further represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the business transaction that is the subject of the Purchase Agreement (including the acquisition of the Property). Purchaser also represents that it is not in a significantly disparate bargaining position in relation to Seller.

(b)          Purchaser represents that it has been represented by legal counsel in seeking or acquiring the Property and that the transaction contemplated by the Purchase Agreement does not involve the purchase or lease of a family residence occupied or to be occupied as the residence of Purchaser. Concurrently with the execution of this Agreement, Purchaser shall cause its legal counsel to sign a copy of this Agreement in the space provided below for the purpose of complying with Section 17.42(a)(3) of the DTPA.

(c)          Purchaser agrees, on its own behalf and on behalf of its assigns and successors, that all of its rights and remedies under the DTPA are WAIVED AND RELEASED, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of Seller in connection with the business transaction that is the subject of the Purchase Agreement (including the acquisition of the Property) whether such acts or practices occur before or after the execution of this Agreement; provided, however, notwithstanding anything to the contrary herein, in accordance with Section 17.42 of the DTPA, Purchaser does not waive Section 17.555 of the DTPA.

4.            Survival of Disclaimers. Seller and Purchaser agree that the provisions of this Agreement shall survive Closing.

PURCHASER:
____________________,
a __________ __________

By:
Name:
Title:

Exhibit I – Page 3

EXHIBIT J

TENANT ESTOPPEL CERTIFICATE

To:

Re:	Property Address: ____________________
Lease Date: _______________, 20___
Between ____________________, Landlord
and ____________________, Tenant
Square Footage Leased: __________
Suite No. __________
Floor __________

The undersigned Tenant under the above-referenced lease (“Lease”), certifies to ____________________ the following:

(1)         The above-described lease has not been canceled, modified, assigned, extended or amended except as follows: ____________________.

(2)         Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent, except $_______________ and the amount of security deposit is $_______________.

(3)         We took possession of the leased premises on _______________, 20___, and commenced to pay rent on _______________, 20___. Rent is currently payable in the amount of $_______________ monthly.

(4)          The Lease terminates on _______________, 20___, and we have the following renewal option(s): ____________________.

(5)         All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ____________________.

(6)         The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against rent.

(7)         The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ____________________.

(8)         The undersigned has not assigned or sublet the said Lease nor does the undersigned hold the premises under assignment or sublease, except ____________________.

(9)         The base year for operating expenses and real estate taxes, as defined in the said lease is __________.

(10)       The undersigned has no other interest in any other part of the building of which the premises form a part or to any personal property appurtenant thereto or used in connection therewith except ____________________.

Exhibit J – Page 1

(11)       The undersigned has no right or option pursuant to the said lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

(12)       There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

(13)       The statements contained herein may be relied upon by the Landlord under the said Lease and by any prospective purchaser of the fee of the premises.

If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.

In any event, the undersigned individual is duly authorized to execute this certificate.

Dated this ___ day of _______________ 20___.

Tenant:

By

Exhibit J – Page 2